UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-21787

Name of Fund: Enhanced S&P 500(R) Covered Call Fund Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ  08543-9011

Name and address of agent for service: Mitchell M. Cox, Chief Executive Officer,
      Enhanced S&P 500(R) Covered Call Fund Inc., 4 World Financial Center, 5th Floor, New York, New York 10080. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (212) 449-8118

Date of fiscal year end: 12/31/06

Date of reporting period: 01/01/06 - 06/30/06

Item 1 - Report to Stockholders

Enhanced S&P 500(R)
Covered Call Fund Inc.

Semi-Annual Report
June 30, 2006

[LOGO] IQ INVESTMENT                [LOGO] PEA Capital
       ADVISORS                            A company of Allianz Global Investors

Enhanced S&P 500(R) Covered Call Fund Inc.

Proxy Results

During the six-month period ended June 30, 2006, Enhanced S&P 500(R) Covered Call Fund Inc.'s shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on April 27, 2006. A description of the proposal and number of shares voted are as follows:

---------------------------------------------------------------------------------------------------------------
                                                                            Shares Voted        Shares Withheld
                                                                                 For              From Voting
---------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Directors:      Alan R. Batkin                8,689,985             167,200
                                                Andrew J. Donohue             8,696,585             160,600
                                                Paul Glasserman               8,696,085             161,100
                                                Steven W. Kohlhagen           8,695,053             162,132
                                                William J. Rainer             8,696,085             161,100
---------------------------------------------------------------------------------------------------------------

Andrew J. Donohue gave notice to the Fund and the Advisor of his intention to resign his positions as a Director and Officer of the Fund and as an Officer of the Advisor in May 2006 in order to assume the role of director of the Securities and Exchange Commission's Division of Investment Management.

Officers and Directors

Alan R. Batkin, Director and Chairman of the Board
Paul Glasserman, Director and Chairman of the Audit Committee
Stephen W. Kohlhagen, Director
William J. Rainer, Director and Chairman of the Nominating and Corporate
  Governance Committee
Mitchell M. Cox, President
Donald C. Burke, Vice President, Treasurer and Secretary
Martin G. Byrne, Chief Legal Officer
Jeffrey Hiller, Chief Compliance Officer
Justin C. Ferri, Vice President
Jay M. Fife, Vice President
Colleen R. Rusch, Vice President

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

The Bank of New York
101 Barclay Street -- 11 East
New York, NY 10286

NYSE Symbol

BEO

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Contact Information

For more information regarding the Fund, please visit www.IQIAFunds.com or contact us at 1 (877) 449.4742.


2       ENHANCED S&P 500(R) COVERED CALL FUND INC.        JUNE 30, 2006

Portfolio Information

As of June 30, 2006

                                                                      Percent of
Ten Largest Equity Holdings                                           Net Assets
--------------------------------------------------------------------------------
Exxon Mobil Corp. ..........................................                2.6%
General Electric Co. .......................................                2.4
Citigroup, Inc. ............................................                1.7
Bank of America Corp. ......................................                1.5
Microsoft Corp. ............................................                1.4
The Procter & Gamble Co. ...................................                1.3
Pfizer, Inc. ...............................................                1.2
Johnson & Johnson ..........................................                1.2
Altria Group, Inc. .........................................                1.1
American International Group, Inc. .........................                1.1
--------------------------------------------------------------------------------

                                                                      Percent of
Five Largest Industries                                               Net Assets
--------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels ................................                6.5%
Pharmaceuticals ............................................                5.1
Diversified Financial Services .............................                4.3
Insurance ..................................................                3.7
Commercial Banks ...........................................                3.4
--------------------------------------------------------------------------------

                                                                      Percent of
S&P 500 Index Sector Weightings                                Total Investments
--------------------------------------------------------------------------------
Financials .................................................               17.0%
Information Technology .....................................               11.8
Health Care ................................................                9.7
Industrials ................................................                9.3
Consumer Discretionary .....................................                8.1
Energy .....................................................                8.1
Consumer Staples ...........................................                7.7
Telecommunication Services .................................                2.7
Utilities ..................................................                2.7
Materials ..................................................                2.4
Other* .....................................................               20.5
--------------------------------------------------------------------------------
* Includes portfolio holdings in options written, U.S. Government Obligations and short-term investments.

      For Fund compliance purposes, the Fund's industry and sector classifications refer to one or more of the industry and sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for the purposes of this report, which may combine industry and sector sub-classifications for reporting ease.

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


        ENHANCED S&P 500(R) COVERED CALL FUND INC.        JUNE 30, 2006        3

A Discussion With Your Fund's Portfolio Manager

      We are pleased to provide you with this shareholder report for Enhanced S&P 500(R) Covered Call Fund Inc. While the Fund is advised by IQ Investment Advisors LLC, the following discussion is provided by PEA Capital LLC, the Fund's subadviser.

How did the Fund perform during the six-month period?

The investment objective of Enhanced S&P 500(R) Covered Call Fund Inc. (the "Fund") is to seek leveraged returns on the Chicago Board Options Exchange ("CBOE(R)") S&P 500(R) BuyWrite Index (the "BXM(SM) Index"), less fees and expenses. For the six-month period ended June 30, 2006, the Common Stock of the Fund had a total investment return of +5.45%, based on a change in per share net asset value from $18.37 to $18.23, assuming reinvestment of all distributions. The Fund's unmanaged benchmark, the BXM Index, returned +4.89% during the same period.

For a description of the Fund's total investment return based on a change in per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or a discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.

Describe the market environment during the six-month period.

During the six-month period, the broad market produced positive single-digit returns across the major domestic equity indexes, with the exception of the technology-heavy Nasdaq 100 Index, which produced slightly negative returns. There were, however, periods of extreme uncertainty in the marketplace due to concerns about the significant growth in energy and commodity prices and their potential impact on inflation measures. Concerns that inflation would rise more quickly than expected left the Federal Reserve Board in the tenuous situation of potentially needing to raise interest rates more quickly than expected, just as the economy appeared to be slowing. As a result, the market had a sell-off of almost 8% during the second quarter, with a rally of approximately 3% in the last two weeks of the quarter. Volatility (as measured by the CBOE Volatility Index(R) ("VIX(R)"), a broadly accepted measure of the anticipated volatility of the Standard & Poor's 500(R) Index ("S&P 500 Index") experienced one of its largest spikes in history, more than doubling during the sell-off and fading as the Federal Reserve Board made comments indicating that inflation was under control and that their multi-year rate increase program may be coming to an end. Because higher volatility results in higher option prices, all else being equal, we were able to generate larger option premiums from our monthly option sales during May and June.


4       ENHANCED S&P 500(R) COVERED CALL FUND INC.        JUNE 30, 2006

How did you manage the portfolio during the six-month period?

The Fund owns a portfolio of stocks invested to substantially replicate the S&P 500 Index and/or other investments that have economic characteristics similar to the securities that comprise that Index. The Fund also sells one-month, at-the-money S&P 500 Index call options. Options are sold the third Friday of every month and cash-settled at expiration. Since the options are written at the money, any net upward move for the S&P 500 Index will result in cash settlement. If the S&P 500 Index settles below the strike price of the option, the Fund keeps the entire option premium. In addition to the option positions, we actively rebalance our underlying S&P 500 Index individual stock positions to ensure that the weight of each individual security in the Fund matches its weight in the S&P 500 Index. As an additional layer, the Fund has also entered into a swap agreement to deliver additional exposure to the BXM Index.

How would you characterize the Fund's position at the close of the six-month period?

We believe the Fund is appropriately positioned to deliver its stated goal of providing leveraged returns on the BXM Index. As a result of the Fund's investment process and positions, we believe the Fund is poised to meet its objectives.

Greg Tournant
Portfolio Manager

July 14, 2006

"CBOE"," Volatility Index" and "VIX" are registered trademarks and "BXM" is a service mark of the Chicago Board Options Exchange.

"S&P 500" and "Standard & Poor's 500" are registered trademarks of the McGraw-Hill Companies.


        ENHANCED S&P 500(R) COVERED CALL FUND INC.        JUNE 30, 2006        5

Schedule of Investments

                                                           Shares
Industry        Common Stocks                                Held          Value
===================================================================================
Aerospace & Defense--1.9%
                Boeing Co.                                  9,271      $    759,388
                General Dynamics Corp.                      4,681           306,418
                Goodrich Corp.                              1,437            57,897
                Honeywell International, Inc.               9,596           386,719
                L-3 Communications Holdings, Inc.           1,415           106,719
                Lockheed Martin Corp.                       4,106           294,564
                Northrop Grumman Corp.                      3,986           255,343
                Raytheon Co.                                5,174           230,605
                Rockwell Collins, Inc.                      1,987           111,014
                United Technologies Corp.                  11,721           743,346
                                                                       ------------
                                                                          3,252,013
-----------------------------------------------------------------------------------
Air Freight & Logistics--0.9%
                FedEx Corp.                                 3,538           413,451
                United Parcel Service, Inc. Class B        12,576         1,035,382
                                                                       ------------
                                                                          1,448,833
-----------------------------------------------------------------------------------
Airlines--0.1%
                Southwest Airlines Co.                      8,189           134,054
-----------------------------------------------------------------------------------
Auto Components--0.1%
                Cooper Tire & Rubber Co.                      712             7,932
                The Goodyear Tire & Rubber Co. (a)          2,055            22,810
                Johnson Controls, Inc.                      2,261           185,899
                                                                       ------------
                                                                            216,641
-----------------------------------------------------------------------------------
Automobiles--0.3%
                Ford Motor Co.                             21,751           150,734
                General Motors Corp.                        6,557           195,333
                Harley-Davidson, Inc.                       3,115           170,982
                                                                       ------------
                                                                            517,049
-----------------------------------------------------------------------------------
Beverages--1.7%
                Anheuser-Busch Cos., Inc.                   8,960           408,486
                Brown-Forman Corp. Class B                    960            68,592
                The Coca-Cola Co.                          23,763         1,022,284
                Coca-Cola Enterprises, Inc.                 3,519            71,682
                Constellation Brands, Inc. Class A (a)      2,306            57,650
                Molson Coors Brewing Co. Class B              668            45,344
                Pepsi Bottling Group, Inc.                  1,555            49,993
                PepsiCo, Inc.                              19,160         1,150,366
                                                                       ------------
                                                                          2,874,397
-----------------------------------------------------------------------------------
Biotechnology--1.0%
                Amgen, Inc. (a)                            13,673           891,890
                Biogen Idec, Inc. (a)                       3,988           184,764
                Genzyme Corp. (a)                           3,018           184,249
                Gilead Sciences, Inc. (a)                   5,276           312,128
                MedImmune, Inc. (a)                         2,885            78,183
                                                                       ------------
                                                                          1,651,214
-----------------------------------------------------------------------------------
Building Products--0.1%
                American Standard Cos., Inc.                2,051            88,747
                Masco Corp.                                 4,606           136,522
                                                                       ------------
                                                                            225,269
-----------------------------------------------------------------------------------
Capital Markets--2.7%
                Ameriprise Financial, Inc.                  2,834           126,595
                The Bank of New York Co., Inc.              8,949           288,158
                The Bear Stearns Cos., Inc.                 1,399           195,972
                The Charles Schwab Corp.                   11,963           191,169
                E*Trade Financial Corp. (a)                 4,944           112,822
                Federated Investors, Inc. Class B             979            30,838
                Franklin Resources, Inc.                    1,779           154,435
                Goldman Sachs Group, Inc.                   5,010           753,654
                Janus Capital Group, Inc.                   2,454            43,927
                Legg Mason, Inc.                            1,532           152,465
                Lehman Brothers Holdings, Inc.              6,208           404,451
                Mellon Financial Corp.                      4,795           165,092
                Merrill Lynch & Co., Inc. (b)              10,713           745,196
                Morgan Stanley                             12,419           785,005
                Northern Trust Corp.                        2,148           118,784
                State Street Corp.                          3,854           223,879
                T. Rowe Price Group, Inc.                   3,080           116,455
                                                                       ------------
                                                                          4,608,897
-----------------------------------------------------------------------------------
Chemicals--1.2%
                Air Products & Chemicals, Inc.              2,600           166,192
                Ashland, Inc.                                 826            55,094
                The Dow Chemical Co.                       11,150           435,184
                E.I. du Pont de Nemours & Co.              10,681           444,330
                Eastman Chemical Co.                          948            51,192
                Ecolab, Inc.                                2,111            85,664
                Hercules, Inc. (a)                          1,317            20,097
                International Flavors & Fragrances, Inc.      917            32,315
                Monsanto Co.                                3,137           264,104
                PPG Industries, Inc.                        1,920           126,720
                Praxair, Inc.                               3,747           202,338
                Rohm & Haas Co.                             1,685            84,452
                Sigma-Aldrich Corp.                           773            56,151
                                                                       ------------
                                                                          2,023,833
-----------------------------------------------------------------------------------
Commercial Banks--3.4%
                AmSouth Bancorp                             4,012           106,117
                BB&T Corp.                                  6,377           265,219
                Comerica, Inc.                              1,881            97,793
                Commerce Bancorp, Inc.                      2,135            76,155
                Compass Bancshares, Inc.                    1,498            83,289
                Fifth Third Bancorp                         6,453           238,438
                First Horizon National Corp.                1,429            57,446
                Huntington Bancshares, Inc.                 2,844            67,062
                KeyCorp                                     4,686           167,196
                M&T Bank Corp.                                918           108,251
                Marshall & Ilsley Corp.                     2,613           119,519
                National City Corp.                         6,290           227,635
                North Fork Bancorp., Inc.                   5,393           162,707
                PNC Financial Services Group, Inc.          3,433           240,894
                Regions Financial Corp.                     5,288           175,139
                SunTrust Banks, Inc.                        4,216           321,512
                Synovus Financial Corp.                     3,742           100,211
                U.S. Bancorp                               20,637           637,271
                Wachovia Corp.                             18,649         1,008,538
                Wells Fargo & Co.                          19,479         1,306,651
                Zions Bancorp.                              1,230            95,866
                                                                       ------------
                                                                          5,662,909
-----------------------------------------------------------------------------------


6       ENHANCED S&P 500(R) COVERED CALL FUND INC.        JUNE 30, 2006

                                                           Shares
Industry        Common Stocks                                Held          Value
===================================================================================
Commercial Services & Supplies--0.6%
                Allied Waste Industries, Inc. (a)           2,804      $     31,853
                Avery Dennison Corp.                        1,277            74,143
                Cendant Corp.                              11,597           188,915
                Cintas Corp.                                1,599            63,576
                Equifax, Inc.                               1,491            51,201
                Monster Worldwide, Inc. (a)                 1,488            63,478
                Pitney Bowes, Inc.                          2,574           106,306
                RR Donnelley & Sons Co.                     2,506            80,067
                Robert Half International, Inc.             1,992            83,664
                Waste Management, Inc.                      6,321           226,797
                                                                       ------------
                                                                            970,000
-----------------------------------------------------------------------------------
Communications Equipment--2.2%
                ADC Telecommunications, Inc. (a)            1,359            22,913
                Andrew Corp. (a)                            1,851            16,400
                Avaya, Inc. (a)                             4,765            54,416
                Ciena Corp. (a)                             6,814            32,775
                Cisco Systems, Inc. (a)                    70,779         1,382,314
                Comverse Technology, Inc. (a)               2,343            46,321
                Corning, Inc. (a)                          18,058           436,823
                JDS Uniphase Corp. (a)                     19,535            49,424
                Juniper Networks, Inc. (a)                  6,559           104,878
                Lucent Technologies, Inc. (a)              51,942           125,700
                Motorola, Inc.                             28,637           577,036
                QUALCOMM, Inc.                             19,434           778,720
                Tellabs, Inc. (a)                           5,196            69,159
                                                                       ------------
                                                                          3,696,879
-----------------------------------------------------------------------------------
Computers & Peripherals--2.7%
                Apple Computer, Inc. (a)                    9,861           563,260
                Dell, Inc. (a)                             26,338           642,911
                EMC Corp. (a)                              27,416           300,754
                Gateway, Inc. (a)                           3,064             5,822
                Hewlett-Packard Co.                        32,343         1,024,626
                International Business Machines Corp.      17,977         1,380,993
                Lexmark International, Inc. Class A (a)     1,222            68,224
                NCR Corp. (a)                               2,110            77,310
                Network Appliance, Inc. (a)                 4,338           153,131
                QLogic Corp. (a)                            1,870            32,239
                SanDisk Corp. (a)                           2,265           115,470
                Sun Microsystems, Inc. (a)                 40,553           168,295
                                                                       ------------
                                                                          4,533,035
-----------------------------------------------------------------------------------
Construction & Engineering--0.1%
                Fluor Corp.                                 1,015            94,324
-----------------------------------------------------------------------------------
Construction Materials--0.1%
                Vulcan Materials Co.                        1,167            91,026
-----------------------------------------------------------------------------------
Consumer Finance--0.8%
                American Express Co.                       14,306           761,365
                Capital One Financial Corp.                 3,513           300,186
                SLM Corp.                                   4,763           252,058
                                                                       ------------
                                                                          1,313,609
-----------------------------------------------------------------------------------
Containers & Packaging--0.1%
                Ball Corp.                                  1,214            44,967
                Bemis Co.                                   1,217            37,265
                Pactiv Corp. (a)                            1,637            40,516
                Sealed Air Corp.                              946            49,268
                Temple-Inland, Inc.                         1,281            54,916
                                                                       ------------
                                                                            226,932
-----------------------------------------------------------------------------------
Distributors--0.0%
                Genuine Parts Co.                           2,003            83,445
-----------------------------------------------------------------------------------
Diversified Consumer Services--0.1%
                Apollo Group, Inc. Class A (a)              1,625            83,964
                H&R Block, Inc.                             3,808            90,859
                                                                       ------------
                                                                            174,823
-----------------------------------------------------------------------------------
Diversified Financial Services--4.3%
                Bank of America Corp.                      52,910         2,544,971
                CIT Group, Inc.                             2,308           120,685
                Citigroup, Inc.                            57,638         2,780,457
                JPMorgan Chase & Co.                       40,285         1,691,970
                Moody's Corp.                               2,832           154,231
                                                                       ------------
                                                                          7,292,314
-----------------------------------------------------------------------------------
Diversified Telecommunication Services--2.1%
                AT&T, Inc.                                 45,077         1,257,198
                BellSouth Corp.                            20,971           759,150
                CenturyTel, Inc.                            1,347            50,041
                Citizens Communications Co.                 3,768            49,172
                Embarq Corp. (a)                            1,728            70,831
                Qwest Communications International
                  Inc. (a)                                 18,149           146,825
                Verizon Communications, Inc.               33,823         1,132,732
                                                                       ------------
                                                                          3,465,949
-----------------------------------------------------------------------------------
Electric Utilities--1.2%
                Allegheny Energy, Inc. (a)                  1,894            70,211
                American Electric Power Co., Inc.           4,567           156,420
                Edison International                        3,778           147,342
                Entergy Corp.                               2,411           170,578
                Exelon Corp.                                7,751           440,489
                FPL Group, Inc.                             4,687           193,948
                FirstEnergy Corp.                           3,824           207,299
                PPL Corp.                                   4,412           142,508
                Pinnacle West Capital Corp.                 1,146            45,737
                Progress Energy, Inc.                       2,933           125,738
                The Southern Co.                            8,604           275,758
                                                                       ------------
                                                                          1,976,028
-----------------------------------------------------------------------------------
Electrical Equipment--0.4%
                American Power Conversion Corp.             1,967            38,337
                Cooper Industries Ltd. Class A              1,071            99,517
                Emerson Electric Co.                        4,760           398,936
                Rockwell Automation, Inc.                   2,058           148,197
                                                                       ------------
                                                                            684,987
-----------------------------------------------------------------------------------
Electronic Equipment & Instruments--0.2%
                Agilent Technologies, Inc. (a)              4,938           155,843
                Jabil Circuit, Inc.                         2,065            52,864
                Molex, Inc.                                 1,646            55,256
                Sanmina-SCI Corp. (a)                       6,178            28,419
                Solectron Corp. (a)                        10,602            36,259
                Symbol Technologies, Inc.                   2,942            31,744
                Tektronix, Inc.                               970            28,537
                                                                       ------------
                                                                            388,922
-----------------------------------------------------------------------------------


        ENHANCED S&P 500(R) COVERED CALL FUND INC.        JUNE 30, 2006        7

                                                           Shares
Industry        Common Stocks                                Held          Value
===================================================================================
Energy Equipment & Services--1.6%
                BJ Services Co.                             3,728      $    138,905
                Baker Hughes, Inc.                          3,955           323,717
                Halliburton Co.                             5,985           444,147
                Nabors Industries Ltd. (a)                  3,600           121,644
                National Oilwell Varco, Inc. (a)            2,029           128,476
                Noble Corp.                                 1,597           118,849
                Rowan Cos., Inc.                            1,278            45,484
                Schlumberger Ltd.                          13,680           890,705
                Transocean, Inc. (a)                        3,766           302,485
                Weatherford International Ltd. (a)          4,043           200,614
                                                                       ------------
                                                                          2,715,026
-----------------------------------------------------------------------------------
Food & Staples Retailing--1.9%
                CVS Corp.                                   9,488           291,282
                Costco Wholesale Corp.                      5,467           312,330
                The Kroger Co.                              8,389           183,384
                SUPERVALU Inc.                              2,371            72,790
                SYSCO Corp.                                 7,172           219,176
                Safeway, Inc.                               5,218           135,668
                Wal-Mart Stores, Inc.                      28,990         1,396,448
                Walgreen Co.                               11,712           525,166
                Whole Foods Market, Inc.                    1,624           104,975
                                                                       ------------
                                                                          3,241,219
-----------------------------------------------------------------------------------
Food Products--0.9%
                Archer-Daniels-Midland Co.                  7,587           313,191
                Campbell Soup Co.                           2,148            79,712
                ConAgra Foods, Inc.                         6,023           133,169
                Dean Foods Co. (a)                          1,577            58,649
                General Mills, Inc.                         4,127           213,201
                HJ Heinz Co.                                3,884           160,098
                The Hershey Co.                             2,060           113,444
                Kellogg Co.                                 2,827           136,912
                McCormick & Co., Inc.                       1,532            51,399
                Sara Lee Corp.                              8,814           141,200
                Tyson Foods, Inc. Class A                   2,921            43,406
                Wm. Wrigley Jr. Co.                         2,574           116,757
                                                                       ------------
                                                                          1,561,138
-----------------------------------------------------------------------------------
Gas Utilities--0.0%
                Nicor, Inc.                                   510            21,165
                Peoples Energy Corp.                          446            16,016
                                                                       ------------
                                                                             37,181
-----------------------------------------------------------------------------------
Health Care Equipment & Supplies--1.2%
                Bausch & Lomb, Inc.                           624            30,601
                Baxter International, Inc.                  7,592           279,082
                Becton Dickinson & Co.                      2,867           175,260
                Biomet, Inc.                                2,853            89,270
                Boston Scientific Corp. (a)                14,088           237,242
                CR Bard, Inc.                               1,201            87,985
                Hospira, Inc. (a)                           1,811            77,764
                Medtronic, Inc.                            13,995           656,645
                St. Jude Medical, Inc. (a)                  4,185           135,678
                Stryker Corp.                               3,390           142,753
                Zimmer Holdings, Inc. (a)                   2,877           163,183
                                                                       ------------
                                                                          2,075,463
-----------------------------------------------------------------------------------
Health Care Providers & Services--2.1%
                Aetna, Inc.                                 6,575           262,540
                AmerisourceBergen Corp.                     2,433           101,991
                Cardinal Health, Inc.                       4,843           311,550
                Caremark Rx, Inc.                           5,129           255,783
                Cigna Corp.                                 1,389           136,830
                Coventry Health Care, Inc. (a)              1,861           102,243
                Express Scripts, Inc. (a)                   1,705           122,317
                HCA, Inc.                                   4,731           204,143
                Health Management Associates, Inc.
                  Class A                                   2,792            55,030
                Humana, Inc. (a)                            1,909           102,513
                Laboratory Corp. of America Holdings (a)    1,447            90,047
                Manor Care, Inc.                              917            43,026
                McKesson Corp.                              3,526           166,709
                Medco Health Solutions, Inc. (a)            3,498           200,365
                Patterson Cos., Inc. (a)                    1,608            56,167
                Quest Diagnostics, Inc.                     1,880           112,650
                Tenet Healthcare Corp. (a)                  5,458            38,097
                UnitedHealth Group, Inc.                   15,618           699,374
                WellPoint, Inc. (a)                         7,391           537,843
                                                                       ------------
                                                                          3,599,218
-----------------------------------------------------------------------------------
Health Care Technology--0.0%
                IMS Health, Inc.                            2,316            62,185
-----------------------------------------------------------------------------------
Hotels, Restaurants & Leisure--1.2%
                Carnival Corp.                              5,036           210,203
                Darden Restaurants, Inc.                    1,495            58,903
                Harrah's Entertainment, Inc.                2,142           152,468
                Hilton Hotels Corp.                         3,836           108,482
                International Game Technology               3,932           149,180
                Marriott International, Inc. Class A        3,791           144,513
                McDonald's Corp.                           14,448           485,453
                Starbucks Corp. (a)                         8,899           336,026
                Starwood Hotels & Resorts
                  Worldwide, Inc.                           2,519           151,996
                Wendy's International, Inc.                 1,353            78,866
                Yum! Brands, Inc.                           3,153           158,501
                                                                       ------------
                                                                          2,034,591
-----------------------------------------------------------------------------------
Household Durables--0.5%
                Black & Decker Corp.                          882            74,494
                Centex Corp.                                1,407            70,772
                DR Horton, Inc.                             3,154            75,128
                Fortune Brands, Inc.                        1,701           120,788
                Harman International Industries, Inc.         776            66,247
                KB HOME                                       874            40,073
                Leggett & Platt, Inc.                       2,114            52,808
                Lennar Corp. Class A                        1,617            71,746
                Newell Rubbermaid, Inc.                     3,210            82,914
                Pulte Homes, Inc.                           2,469            71,083
                Snap-On, Inc.                                 674            27,243
                The Stanley Works                             820            38,720
                Whirlpool Corp.                               904            74,716
                                                                       ------------
                                                                            866,732
-----------------------------------------------------------------------------------
Household Products--1.7%
                Clorox Co.                                  1,749           106,637
                Colgate-Palmolive Co.                       5,968           357,483
                Kimberly-Clark Corp.                        5,331           328,923
                The Procter & Gamble Co.                   38,046         2,115,358
                                                                       ------------
                                                                          2,908,401
-----------------------------------------------------------------------------------


8       ENHANCED S&P 500(R) COVERED CALL FUND INC.        JUNE 30, 2006

                                                           Shares
Industry        Common Stocks                                Held          Value
===================================================================================
IT Services--0.8%
                Affiliated Computer Services, Inc.
                  Class A (a)                               1,375      $     70,964
                Automatic Data Processing, Inc.             6,683           303,074
                Computer Sciences Corp. (a)                 2,177           105,454
                Convergys Corp. (a)                         1,625            31,687
                Electronic Data Systems Corp.               6,011           144,625
                First Data Corp.                            8,876           399,775
                Fiserv, Inc. (a)                            2,037            92,398
                Paychex, Inc.                               3,875           151,047
                Sabre Holdings Corp. Class A                1,539            33,858
                Unisys Corp. (a)                            3,977            24,976
                                                                       ------------
                                                                          1,357,858
-----------------------------------------------------------------------------------
Independent Power Producers &
Energy Traders--0.4%
                The AES Corp. (a)                           7,633           140,829
                Constellation Energy Group, Inc.            2,075           113,129
                Dynegy, Inc. Class A (a)                    4,280            23,412
                TXU Corp.                                   5,362           320,594
                                                                       ------------
                                                                            597,964
-----------------------------------------------------------------------------------
Industrial Conglomerates--3.2%
                3M Co.                                      8,742           706,091
                General Electric Co.                      120,561         3,973,691
                Textron, Inc.                               1,509           139,100
                Tyco International Ltd.                    23,613           649,357
                                                                       ------------
                                                                          5,468,239
-----------------------------------------------------------------------------------
Insurance--3.7%
                ACE Ltd.                                    3,771           190,775
                AMBAC Financial Group, Inc.                 1,226            99,429
                Aflac, Inc.                                 5,781           267,949
                The Allstate Corp.                          7,367           403,196
                American International Group, Inc.         30,115         1,778,291
                Aon Corp.                                   3,695           128,660
                Chubb Corp.                                 4,811           240,069
                Cincinnati Financial Corp.                  2,010            94,490
                Genworth Financial, Inc. Class A            4,230           147,373
                Hartford Financial Services Group, Inc.     3,514           297,284
                Lincoln National Corp.                      3,329           187,889
                Loews Corp.                                 4,708           166,899
                MBIA, Inc.                                  1,562            91,455
                Marsh & McLennan Cos., Inc.                 6,370           171,289
                MetLife, Inc.                               8,795           450,392
                Principal Financial Group, Inc.             3,212           178,748
                The Progressive Corp.                       9,073           233,267
                Prudential Financial, Inc.                  5,705           443,278
                Safeco Corp.                                1,382            77,876
                The St. Paul Travelers Cos., Inc.           8,073           359,894
                Torchmark Corp.                             1,163            70,617
                UnumProvident Corp.                         3,472            62,947
                XL Capital Ltd. Class A                     2,091           128,178
                                                                       ------------
                                                                          6,270,245
-----------------------------------------------------------------------------------
Internet & Catalog Retail--0.1%
                Amazon.com, Inc. (a)                        3,585           138,668
-----------------------------------------------------------------------------------
Internet Software & Services--1.1%
                eBay, Inc. (a)                             13,406           392,662
                Google, Inc. Class A (a)                    2,390         1,002,199
                VeriSign, Inc. (a)                          2,842            65,849
                Yahoo!, Inc. (a)                           14,538           479,754
                                                                       ------------
                                                                          1,940,464
-----------------------------------------------------------------------------------
Leisure Equipment & Products--0.1%
                Brunswick Corp.                             1,097            36,475
                Eastman Kodak Co.                           3,331            79,211
                Hasbro, Inc.                                1,996            36,148
                Mattel, Inc.                                4,516            74,559
                                                                       ------------
                                                                            226,393
-----------------------------------------------------------------------------------
Life Sciences Tools & Services--0.2%
                Applera Corp.--Applied Biosystems
                  Group                                     2,146            69,423
                Fisher Scientific International (a)         1,440           105,192
                Millipore Corp. (a)                           617            38,865
                PerkinElmer, Inc.                           1,468            30,681
                Thermo Electron Corp. (a)                   1,898            68,784
                Waters Corp. (a)                            1,200            53,280
                                                                       ------------
                                                                            366,225
-----------------------------------------------------------------------------------
Machinery--1.3%
                Caterpillar, Inc.                           7,765           578,337
                Cummins, Inc.                                 539            65,893
                Danaher Corp.                               2,736           175,980
                Deere & Co.                                 2,720           227,093
                Dover Corp.                                 2,364           116,853
                Eaton Corp.                                 1,742           131,347
                ITT Corp.                                   2,145           106,177
                Illinois Tool Works, Inc.                   4,802           228,095
                Ingersoll-Rand Co. Class A                  3,814           163,163
                Navistar International Corp. (a)              713            17,547
                PACCAR, Inc.                                1,934           159,323
                Pall Corp.                                  1,443            40,404
                Parker Hannifin Corp.                       1,396           108,330
                                                                       ------------
                                                                          2,118,542
-----------------------------------------------------------------------------------
Media--2.7%
                CBS Corp. Class B                           8,956           242,260
                Clear Channel Communications, Inc.          5,835           180,593
                Comcast Corp. Class A (a)                  24,497           802,032
                Dow Jones & Co., Inc.                         686            24,017
                EW Scripps Co. Class A                        983            42,407
                Gannett Co., Inc.                           2,758           154,255
                Interpublic Group of Cos., Inc. (a)         5,058            42,234
                McClatchy Co. Class A                           1                10
                The McGraw-Hill Cos., Inc.                  4,149           208,404
                Meredith Corp.                                491            24,324
                New York Times Co. Class A                  1,677            41,154
                News Corp. Class A                         27,426           526,031
                Omnicom Group                               1,978           176,220
                Time Warner, Inc.                          49,648           858,910
                Tribune Co.                                 2,539            82,340
                Univision Communications, Inc.
                  Class A (a)                               2,583            86,530
                Viacom, Inc. Class B (a)                    8,360           299,622
                Walt Disney Co.                            25,447           763,410
                                                                       ------------
                                                                          4,554,753
-----------------------------------------------------------------------------------


        ENHANCED S&P 500(R) COVERED CALL FUND INC.        JUNE 30, 2006        9

                                                           Shares
Industry        Common Stocks                                Held          Value
===================================================================================
Metals & Mining--0.8%
                Alcoa, Inc.                                10,089      $    326,480
                Allegheny Technologies, Inc.                1,012            70,071
                Freeport-McMoRan Copper & Gold, Inc.
                  Class B                                   2,185           121,071
                Newmont Mining Corp.                        5,205           275,501
                Nucor Corp.                                 3,613           196,005
                Phelps Dodge Corp.                          2,364           194,226
                United States Steel Corp.                   1,448           101,534
                                                                       ------------
                                                                          1,284,888
-----------------------------------------------------------------------------------
Multi-Utilities--1.1%
                Ameren Corp.                                2,381           120,240
                CMS Energy Corp. (a)                        2,564            33,178
                CenterPoint Energy, Inc.                    3,610            45,125
                Consolidated Edison, Inc.                   2,850           126,654
                DTE Energy Co.                              2,062            84,006
                Dominion Resources, Inc.                    4,030           301,404
                Duke Energy Corp.                          14,318           420,520
                KeySpan Corp.                               2,029            81,972
                NiSource, Inc.                              3,162            69,058
                PG&E Corp.                                  4,026           158,141
                Public Service Enterprise Group, Inc.       2,916           192,806
                Sempra Energy                               3,004           136,622
                TECO Energy, Inc.                           2,421            36,170
                Xcel Energy, Inc.                           4,701            90,165
                                                                       ------------
                                                                          1,896,061
-----------------------------------------------------------------------------------
Multiline Retail--0.9%
                Big Lots, Inc. (a)                          1,322            22,580
                Dillard's, Inc. Class A                       717            22,836
                Dollar General Corp.                        3,615            50,538
                Family Dollar Stores, Inc.                  1,801            43,998
                Federated Department Stores                 6,414           234,752
                JC Penney Co., Inc.                         2,723           183,830
                Kohl's Corp. (a)                            3,947           233,347
                Nordstrom, Inc.                             2,498            91,177
                Sears Holdings Corp. (a)                    1,125           174,195
                Target Corp.                               10,010           489,189
                                                                       ------------
                                                                          1,546,442
-----------------------------------------------------------------------------------
Office Electronics--0.1%
                Xerox Corp. (a)                            10,647           148,100
-----------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels--6.5%
                Anadarko Petroleum Corp.                    5,317           253,568
                Apache Corp.                                3,830           261,397
                Chesapeake Energy Corp.                     4,779           144,565
                Chevron Corp.                              25,700         1,594,942
                ConocoPhillips                             19,138         1,254,113
                Consol Energy, Inc.                         2,124            99,233
                Devon Energy Corp.                          5,104           308,333
                EOG Resources, Inc.                         2,813           195,053
                El Paso Corp.                               8,066           120,990
                Exxon Mobil Corp.                          70,149         4,303,641
                Hess Corp.                                  2,796           147,769
                Kerr-McGee Corp.                            2,632           182,529
                Kinder Morgan, Inc.                         1,209           120,767
                Marathon Oil Corp.                          4,202           350,027
                Murphy Oil Corp.                            1,926           107,586
                Occidental Petroleum Corp.                  4,966           509,263
                Sunoco, Inc.                                1,539           106,637
                Valero Energy Corp.                         7,136           474,687
                Williams Cos., Inc.                         6,900           161,184
                XTO Energy, Inc.                            4,222           186,908
                                                                       ------------
                                                                         10,883,192
-----------------------------------------------------------------------------------
Paper & Forest Products--0.3%
                International Paper Co.                     5,715           184,594
                Louisiana-Pacific Corp.                     1,231            26,959
                MeadWestvaco Corp.                          2,101            58,681
                Weyerhaeuser Co.                            2,855           177,724
                                                                       ------------
                                                                            447,958
-----------------------------------------------------------------------------------
Personal Products--0.2%
                Alberto-Culver Co. Class B                    883            43,020
                Avon Products, Inc.                         5,221           161,851
                The Estee Lauder Cos., Inc. Class A         1,377            53,249
                                                                       ------------
                                                                            258,120
-----------------------------------------------------------------------------------
Pharmaceuticals--5.1%
                Abbott Laboratories                        17,695           771,679
                Allergan, Inc.                              1,770           189,850
                Barr Pharmaceuticals, Inc. (a)              1,231            58,706
                Bristol-Myers Squibb Co.                   22,798           589,556
                Eli Lilly & Co.                            13,103           724,203
                Forest Laboratories, Inc. (a)               3,779           146,210
                Johnson & Johnson                          34,330         2,057,054
                King Pharmaceuticals, Inc. (a)              2,808            47,736
                Merck & Co., Inc.                          25,305           921,861
                Mylan Laboratories                          2,437            48,740
                Pfizer, Inc.                               84,956         1,993,917
                Schering-Plough Corp.                      17,172           326,783
                Watson Pharmaceuticals, Inc. (a)            1,184            27,564
                Wyeth                                      15,605           693,018
                                                                       ------------
                                                                          8,596,877
-----------------------------------------------------------------------------------
Real Estate Investment Trusts (REITs)--0.8%
                Apartment Investment & Management
                  Co. Class A                               1,127            48,968
                Archstone-Smith Trust                       2,479           126,107
                Boston Properties, Inc.                     1,059            95,734
                Equity Office Properties Trust              4,246           155,021
                Equity Residential                          3,377           151,053
                Kimco Realty Corp.                          2,456            89,619
                Plum Creek Timber Co., Inc.                 2,137            75,864
                ProLogis                                    2,840           148,021
                Public Storage, Inc.                          960            72,864
                Simon Property Group, Inc.                  2,126           176,330
                Vornado Realty Trust                        1,380           134,619
                                                                       ------------
                                                                          1,274,200
-----------------------------------------------------------------------------------
Road & Rail--0.7%
                Burlington Northern Santa Fe Corp.          4,228           335,069
                CSX Corp.                                   2,569           180,960
                Norfolk Southern Corp.                      4,809           255,935
                Ryder System, Inc.                            708            41,368
                Union Pacific Corp.                         3,119           289,942
                                                                       ------------
                                                                          1,103,274
-----------------------------------------------------------------------------------


10      ENHANCED S&P 500(R) COVERED CALL FUND INC.        JUNE 30, 2006

                                                           Shares
Industry        Common Stocks                                Held          Value
===================================================================================
Semiconductors & Semiconductor
Equipment--2.1%
                Advanced Micro Devices, Inc. (a)            5,613      $    137,069
                Altera Corp. (a)                            4,166            73,113
                Analog Devices, Inc.                        4,187           134,570
                Applied Materials, Inc.                    18,131           295,173
                Broadcom Corp. Class A (a)                  5,311           159,596
                Freescale Semiconductor, Inc. Class B (a)   4,704           138,298
                Intel Corp.                                67,444         1,278,064
                Kla-Tencor Corp.                            2,305            95,819
                LSI Logic Corp. (a)                         4,600            41,170
                Linear Technology Corp.                     3,520           117,885
                Maxim Integrated Products, Inc.             3,718           119,385
                Micron Technology, Inc. (a)                 8,407           126,609
                National Semiconductor Corp.                3,915            93,373
                Novellus Systems, Inc. (a)                  1,476            36,457
                Nvidia Corp. (a)                            4,087            87,012
                PMC-Sierra, Inc. (a)                        2,394            22,504
                Teradyne, Inc. (a)                          2,299            32,025
                Texas Instruments, Inc.                    18,064           547,159
                Xilinx, Inc.                                3,983            90,215
                                                                       ------------
                                                                          3,625,496
-----------------------------------------------------------------------------------
Software--2.4%
                Adobe Systems, Inc. (a)                     6,942           210,759
                Autodesk, Inc. (a)                          2,687            92,594
                BMC Software, Inc. (a)                      2,468            58,985
                CA, Inc.                                    5,290           108,709
                Citrix Systems, Inc. (a)                    2,112            84,776
                Compuware Corp. (a)                         4,376            29,319
                Electronic Arts, Inc. (a)                   3,550           152,792
                Intuit, Inc. (a)                            1,981           119,633
                Microsoft Corp.                           101,716         2,369,983
                Novell, Inc. (a)                            3,931            26,063
                Oracle Corp. (a)                           45,151           654,238
                Parametric Technology Corp. (a)             1,291            16,409
                Symantec Corp. (a)                         12,001           186,496
                                                                       ------------
                                                                          4,110,756
-----------------------------------------------------------------------------------
Specialty Retail--1.6%
                AutoNation, Inc. (a)                        1,719            36,855
                AutoZone, Inc. (a)                            621            54,772
                Bed Bath & Beyond, Inc. (a)                 3,273           108,565
                Best Buy Co., Inc.                          4,668           255,993
                Circuit City Stores, Inc.                   1,746            47,526
                The Gap, Inc.                               6,378           110,977
                Home Depot, Inc.                           23,965           857,707
                Limited Brands                              3,978           101,797
                Lowe's Cos., Inc.                           8,996           545,787
                Office Depot, Inc. (a)                      3,336           126,768
                OfficeMax, Inc.                               825            33,619
                RadioShack Corp.                            1,570            21,980
                The Sherwin-Williams Co.                    1,292            61,344
                Staples, Inc.                               8,442           205,309
                TJX Cos., Inc.                              5,299           121,135
                Tiffany & Co.                               1,631            53,856
                                                                       ------------
                                                                          2,743,990
-----------------------------------------------------------------------------------
Textiles, Apparel & Luxury Goods--0.3%
                Coach, Inc. (a)                             4,463           133,444
                Jones Apparel Group, Inc.                   1,306            41,518
                Liz Claiborne, Inc.                         1,215            45,028
                Nike, Inc. Class B                          2,185           176,985
                VF Corp.                                    1,018            69,143
                                                                       ------------
                                                                            466,118
-----------------------------------------------------------------------------------
Thrifts & Mortgage Finance--1.3%
                Countrywide Financial Corp.                 7,045           268,274
                Fannie Mae                                 11,222           539,778
                Freddie Mac                                 8,012           456,764
                Golden West Financial Corp.                 2,969           220,300
                MGIC Investment Corp.                       1,012            65,780
                Sovereign Bancorp, Inc.                     3,910            79,413
                Washington Mutual, Inc.                    11,139           507,716
                                                                       ------------
                                                                          2,138,025
-----------------------------------------------------------------------------------
Tobacco--1.2%
                Altria Group, Inc.                         24,210         1,777,740
                Reynolds American, Inc.                       994           114,608
                UST, Inc.                                   1,872            84,596
                                                                       ------------
                                                                          1,976,944
-----------------------------------------------------------------------------------
Trading Companies & Distributors--0.0%
                WW Grainger, Inc.                             883            66,428
-----------------------------------------------------------------------------------
Wireless Telecommunication Services--0.6%
                Alltel Corp.                                4,512           288,001
                Sprint Nextel Corp.                        34,540           690,455
                                                                       ------------
                                                                            978,456
-----------------------------------------------------------------------------------
                Total Common Stocks
                (Cost--$126,900,557)--79.0%                             133,293,212
===================================================================================

===================================================================================
                                                             Face
                U.S. Government Obligations                Amount
===================================================================================
                U.S. Treasury Notes, 2.50%
                due 10/31/2006                        $33,200,000        32,913,384
-----------------------------------------------------------------------------------
                Total U.S. Government Obligations
                (Cost--$33,022,846)--19.5%                               32,913,384
===================================================================================


        ENHANCED S&P 500(R) COVERED CALL FUND INC.        JUNE 30, 2006       11

Schedule of Investments (concluded)

                                                             Face
                Short-Term Securities                      Amount             Value
===================================================================================
Time Deposits--2.8%
                State Street Bank & Trust Co., 4.25%
                  due 7/03/2006                       $ 4,737,083      $  4,737,083
-----------------------------------------------------------------------------------
                Total Short-Term Securities
                (Cost--$4,737,083)--2.8%                                  4,737,083
===================================================================================
                Total Investments
                (Cost--$164,660,486)--101.3%                            170,943,679
===================================================================================

                                                        Number of
                Call Options Written                    Contracts          Value
===================================================================================
                S&P 500 Index, expiring
                  July 2006 at USD 1,250                    1,071      $ (3,320,100)
-----------------------------------------------------------------------------------
                Total Call Options Written
                (Premiums Received--$2,683,240)--(1.9%)                  (3,320,100)
===================================================================================
Total Investments, Net of Options Written
(Cost--$161,977,246*)--99.4%                                            167,623,579

Other Assets Less Liabilities--0.6%                                       1,062,720
                                                                       ------------
Net Assets--100.0%                                                     $168,686,299
                                                                       ============
-----------------------------------------------------------------------------------

* The cost and unrealized appreciation (depreciation) of investments, net of options written, as of June 30, 2006, as computed for federal income tax purposes, were as follows:

      Aggregate cost ........................................      $166,891,246
                                                                   ============
      Gross unrealized appreciation .........................      $  2,796,924
      Gross unrealized depreciation .........................        (2,064,591)
                                                                   ------------
      Net unrealized appreciation ...........................      $    732,333
                                                                   ============

(a)   Non-income producing security.
(b) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                           Net          Dividend
      Affiliate                                         Activity         Income
      --------------------------------------------------------------------------
      Merrill Lynch & Co., Inc.                           (192)           $5,501
      --------------------------------------------------------------------------

o     Financial futures contracts purchased as of June 30, 2006 were as follows:

      ------------------------------------------------------------------------------------------------------
      Number of                                       Expiration               Face              Unrealized
      Contracts                Issue                     Date                  Value            Appreciation
      ------------------------------------------------------------------------------------------------------
          43              E-MINI S&P 500            September 2006          $2,708,022               $42,688
      ------------------------------------------------------------------------------------------------------

o     Swaps outstanding as of June 30, 2006 were as follows:

      ---------------------------------------------------------------------------------------------------------------------------
                                                                                                       Notional       Unrealized
      Counterparty          Receive Total Return                   Pay                Expiration        Amount       Appreciation
      ---------------------------------------------------------------------------------------------------------------------------
      BNP Paribas           CBOE S&P 500
                            BuyWrite Index              12-month LIBOR rate plus
                            (BXM(SM))--Total Return     a negotiated spread          October 2006    $ 15,000,000     $  385,239

      Deutsche Bank AG      CBOE S&P 500
                            BuyWrite Index              12-month LIBOR rate plus
                            (BXM(SM))--Total Return     a negotiated spread          October 2006    $101,500,006      2,851,516
      ---------------------------------------------------------------------------------------------------------------------------
      Total                                                                                                           $3,236,755
      ---------------------------------------------------------------------------------------------------------------------------

o For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for the purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

      See Notes to Financial Statements.


12      ENHANCED S&P 500(R) COVERED CALL FUND INC.        JUNE 30, 2006

Statement of Assets, Liabilities and Capital

As of June 30, 2006
=============================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------
            Investments in unaffiliated securities, at value (identified cost--$163,995,005)                    $ 170,198,483
            Investments in affiliated securities, at value (identified cost--$665,481) .....                          745,196
            Cash collateral on futures contracts ...........................................                          135,450
            Unrealized appreciation on swaps ...............................................                        3,236,755
            Receivables:
               Dividends ...................................................................   $     155,542
               Interest ....................................................................         140,396
               Securities sold .............................................................          74,134          370,072
                                                                                               ------------------------------
            Total assets ...................................................................                      174,685,956
                                                                                                                -------------
=============================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------
            Options written, at value (premiums received--$2,683,240) ......................                        3,320,100
            Payables:
               Dividends to shareholders ...................................................       2,315,868
               Offering costs ..............................................................         125,059
               Investment adviser ..........................................................         112,926
               Securities purchased ........................................................           8,616
               Variation margin ............................................................           7,485        2,569,954
                                                                                               -------------
            Accrued expenses ...............................................................                          109,603
                                                                                                                -------------
            Total liabilities ..............................................................                        5,999,657
                                                                                                                -------------
=============================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------
            Net Assets .....................................................................                    $ 168,686,299
                                                                                                                =============
=============================================================================================================================
Capital
-----------------------------------------------------------------------------------------------------------------------------
            Common Stock, $.001 par value, 100,000,000 shares authorized ...................                    $       9,255
            Paid-in capital in excess of par ...............................................                      172,454,304
            Accumulated distributions in excess of investment income--net ..................   $  (9,111,012)
            Accumulated realized capital losses--net .......................................      (3,592,024)
            Unrealized appreciation--net ...................................................       8,925,776
                                                                                               -------------
            Total accumulated losses--net ..................................................                       (3,777,260)
                                                                                                                -------------
            Total capital--Equivalent to $18.23 per share based on 9,255,236 shares of
             Common Stock outstanding (market price--$17.25) ...............................                    $ 168,686,299
                                                                                                                =============

      See Notes to Financial Statements.


        ENHANCED S&P 500(R) COVERED CALL FUND INC.        JUNE 30, 2006       13

Statement of Operations

For the Six Months Ended June 30, 2006
=============================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------------
            Dividends (including $5,501 from affiliates) ...................................                    $   1,306,392
            Interest .......................................................................                          744,869
                                                                                                                -------------
            Total income ...................................................................                        2,051,261
                                                                                                                -------------
=============================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------
            Investment advisory fees .......................................................   $     767,360
            Accounting services ............................................................          45,623
            Directors' fees and expenses ...................................................          36,549
            Professional fees ..............................................................          35,698
            Custodian fees .................................................................          24,563
            Printing and shareholder reports ...............................................          22,525
            Repurchase offer fees ..........................................................          18,656
            Transfer agent fees ............................................................          16,858
            Listing fees ...................................................................           9,662
            Pricing fees ...................................................................             753
            Other ..........................................................................           3,266
                                                                                               -------------
            Total expenses .................................................................                          981,513
                                                                                                                -------------
            Investment income--net .........................................................                        1,069,748
                                                                                                                -------------
=============================================================================================================================
Realized & Unrealized Gain (Loss)--Net
-----------------------------------------------------------------------------------------------------------------------------
            Realized gain (loss) on:
               Investments (including $2,315 from affiliates)--net .........................         237,280
               Futures contracts--net ......................................................        (101,325)
               Options written--net ........................................................       4,853,384        4,989,339
                                                                                               -------------
            Change in unrealized appreciation/depreciation on:
               Investments--net ............................................................       1,852,824
               Futures contracts and swaps--net ............................................       2,848,696
               Options written--net ........................................................      (1,935,594)       2,765,926
                                                                                               ------------------------------
            Total realized and unrealized gain--net ........................................                        7,755,265
                                                                                                                -------------
            Net Increase in Net Assets Resulting from Operations ...........................                    $   8,825,013
                                                                                                                =============

      See Notes to Financial Statements.


14      ENHANCED S&P 500(R) COVERED CALL FUND INC.        JUNE 30, 2006

Statements of Changes in Net Assets

                                                                                                               For the Period
                                                                                                 For the Six    September 30,
                                                                                                Months Ended       2005+ to
                                                                                                  June 30,       December 31,
Increase (Decrease) in Net Assets:                                                                  2006             2005
=============================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------
            Investment income--net .........................................................   $   1,069,748    $     577,974
            Realized gain (loss)--net ......................................................       4,989,339       (8,010,406)
            Change in unrealized appreciation/depreciation--net ............................       2,765,926        6,159,850
                                                                                               ------------------------------
            Net increase (decrease) in net assets resulting from operations ................       8,825,013       (1,272,582)
                                                                                               ------------------------------
=============================================================================================================================
Dividends & Distributions to Shareholders
-----------------------------------------------------------------------------------------------------------------------------
            Investment income--net .........................................................     (10,180,760)        (577,974)
            Realized gain--net .............................................................              --         (570,957)
            Tax return of capital ..........................................................              --       (3,941,449)
                                                                                               ------------------------------
            Net decrease in net assets resulting from dividends and distributions to
             shareholders ..................................................................     (10,180,760)      (5,090,380)
                                                                                               ------------------------------
=============================================================================================================================
Common Stock Transactions
-----------------------------------------------------------------------------------------------------------------------------
            Net proceeds from issuance of Common Stock .....................................              --      176,675,000
            Offering costs resulting from the issuance of Common Stock .....................              --         (370,000)
                                                                                               ------------------------------
            Net increase in net assets resulting from Common Stock transactions ............              --      176,305,000
                                                                                               ------------------------------
=============================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------
            Total increase (decrease) in net assets ........................................      (1,355,747)     169,942,038
            Beginning of period ............................................................     170,042,046          100,008
                                                                                               ------------------------------
            End of period* .................................................................   $ 168,686,299    $ 170,042,046
                                                                                               ==============================
               * Accumulated distributions in excess of investment income--net .............   $  (9,111,012)              --
                                                                                               ==============================

+     Commencement of operations.

      See Notes to Financial Statements.


        ENHANCED S&P 500(R) COVERED CALL FUND INC.        JUNE 30, 2006       15

Financial Highlights

                                                                                                               For the Period
                                                                                               For the Six     September 30,
                                                                                              Months Ended        2005+ to
The following per share data and ratios have been derived                                        June 30,        December 31,
from information provided in the financial statements.                                             2006             2005
=============================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------
            Net asset value, beginning of period ...........................................   $       18.37    $       19.10
                                                                                               ------------------------------
            Investment income--net*** ......................................................             .12              .06
            Realized and unrealized gain (loss)--net .......................................             .84             (.20)
                                                                                               ------------------------------
            Total from investment operations ...............................................             .96             (.14)
                                                                                               ------------------------------
            Less dividends and distributions from:
               Investment income--net ......................................................           (1.10)            (.06)
               Realized gain--net ..........................................................              --             (.06)
               Tax return of capital .......................................................              --             (.43)
                                                                                               ------------------------------
            Total dividends and distributions ..............................................           (1.10)            (.55)
                                                                                               ------------------------------
            Offering costs resulting from the issuance of Common Stock .....................              --             (.04)
                                                                                               ------------------------------
            Net asset value, end of period .................................................   $       18.23    $       18.37
                                                                                               ==============================
            Market price per share, end of period ..........................................   $       17.25    $       16.83
                                                                                               ==============================
=============================================================================================================================
Total Investment Return**
-----------------------------------------------------------------------------------------------------------------------------
            Based on net asset value per share .............................................            5.45%@           (.73%)@
                                                                                               ==============================
            Based on market price per share ................................................            8.91%@         (13.14%)@
                                                                                               ==============================
=============================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------
            Expenses .......................................................................            1.11%*           1.36%*
                                                                                               ==============================
            Investment income--net .........................................................            1.21%*           1.32%*
                                                                                               ==============================
=============================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------
            Net assets, end of period (in thousands) .......................................   $     168,686    $     170,042
                                                                                               ==============================
            Portfolio turnover .............................................................            3.97%            7.31%
                                                                                               ==============================

*     Annualized.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
***   Based on average shares outstanding.
+     Commencement of operations.
@     Aggregate total investment return.

      See Notes to Financial Statements.


16      ENHANCED S&P 500(R) COVERED CALL FUND INC.        JUNE 30, 2006

Notes to Financial Statements

1. Significant Accounting Policies:

Enhanced S&P 500(R) Covered Call Fund Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund's Common Stock is listed on the New York Stock Exchange ("NYSE") under the symbol BEO. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued based upon quoted fair valuations received daily by the fund from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations. Valuation of other short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.

(b) Derivative financial instruments -- The Fund will engage in various portfolio investment strategies both to enhance its returns or as a proxy for a direct investment in securities underlying the Fund's index. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Options -- The Fund purchases and writes covered call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security


        ENHANCED S&P 500(R) COVERED CALL FUND INC.        JUNE 30, 2006       17
      is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Swaps -- The Fund will enter into swap agreements, which are OTC contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a pre-determined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Dividends and distributions -- Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. A portion of the dividends paid by the Fund during the period September 30, 2005 to December 31, 2005 was characterized as a tax return of capital.

(f) Offering expenses -- Direct expenses relating to the public offering of the Fund's Common Stock were charged to capital at the time of issuance of the shares.

(g) Securities lending -- The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower


18      ENHANCED S&P 500(R) COVERED CALL FUND INC.        JUNE 30, 2006

Notes to Financial Statements (concluded)

default or in the event of losses on investments made with cash collateral.

2. Investment Advisory and Management Agreement and Transactions with
Affiliates:

The Fund has entered into an Investment Advisory and Management Agreement with IQ Investment Advisors LLC ("IQ"), an indirect subsidiary of Merrill Lynch & Co. Inc. ("ML & Co.").

IQ is responsible for the investment advisory, management and administrative services to the Fund. In addition, IQ provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund will pay a monthly fee at an annual rate equal to .90% of the average daily value of the Fund's net assets plus borrowings for investment purposes but exclude any net assets attributable to leveraging transactions. IQ has entered into a Sub-Advisory Agreement with PEA Capital LLC ("PEA") pursuant to which PEA provides certain investment advisory services to IQ with respect to the Fund. For such services, IQ will pay PEA a monthly fee at an annual rate of .40% of the average daily value of the Fund's net assets plus borrowings for investment purposes but exclude any net assets attributable to leveraging transactions. There is no increase in the aggregate fees paid by the Fund for these services.

Certain officers and/or directors of the Fund are officers and/or directors of IQ, ML & Co. and/or MLIM.

In February 2006, ML & Co. and BlackRock, Inc. entered into an agreement to contribute ML & Co.'s investment management business, including MLIM, to the investment management business of BlackRock, Inc. The transition is expected to close at the end of the third quarter of 2006.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2006 were $6,819,411 and $11,139,341, respectively.

Transactions in call options written for the six months ended June 30, 2006 were as follows:

-------------------------------------------------------------------------------
                                                   Number of         Premiums
                                                   Contracts         Received
-------------------------------------------------------------------------------
Outstanding call options written,
  beginning of period ....................             1,083       $  1,645,294
Options written ..........................             6,680         11,406,704
Options closed ...........................            (4,452)        (6,443,760)
Options expired ..........................            (2,240)        (3,924,998)
                                                  -----------------------------
Outstanding call options written,
  end of period ..........................             1,071       $  2,683,240
                                                  =============================

4. Common Stock Transactions:

The Fund is authorized to issue 100,000,000 shares of stock, all of which are initially classified as Common Stock, par value $.001. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of Common Stock without approval of the holders of Common Stock.

Shares issued and outstanding during the six months ended June 30, 2006 remained constant and for the period September 30, 2005 to December 31, 2005 increased by 9,250,000 from shares sold.

The Fund will make offers to repurchase its shares at annual (approximately 12-month) intervals. The shares tendered in the repurchase offer will be subject to a repurchase fee retained by the Fund to compensate the Fund for expenses directly related to the repurchase offer.


        ENHANCED S&P 500(R) COVERED CALL FUND INC.        JUNE 30, 2006       19

Renewal of Current Investment Advisory and Management Agreements

The Board of Directors of each Fund, currently consisting solely of Independent Directors, as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the "Investment Company Act") has the responsibility under the Investment Company Act to consider annually the Investment Advisory and Management Agreement of each Fund (each, a "Management Agreement" and together, the "Management Agreements"). Each Fund's Board of Directors receives, reviews and evaluates information concerning the services and personnel of IQ Investment Advisors LLC ("IQ Advisors") and its affiliates at each quarterly meeting of the Board of Directors. While particular emphasis is placed on information concerning profitability, comparability of fees, total expenses and a Fund's investment performance at meetings at which a renewal of the Management Agreement is considered, the process of evaluating IQ Advisors and a Fund's investment advisory arrangements is an ongoing one. In this regard, the Board's consideration of the nature, extent and quality of the services provided by IQ Advisors under the Management Agreement is expected to include deliberations at future quarterly meetings.

At a Board meeting held on June 5, 2006, all of the Directors present at the meeting renewed the Management Agreement for each Fund for an additional one-year term. Each Management Agreement was considered separately by the relevant Fund's Directors. In considering whether to approve the Management Agreements, the Directors reviewed a meeting book and other materials from counsel to the Funds and from IQ Advisors which: (i) included information concerning the services rendered to the Funds by IQ Advisors and IQ Advisors' affiliates; (ii) contained information concerning the revenues and expenses incurred by IQ Advisors and its affiliates from the operation of the Funds; and
(iii) outlined the legal duties of the Board under the Investment Company Act. The Board also received information from Lipper Inc. ("Lipper") comparing each Fund's fee rate for advisory and administrative services to those of other closed-end funds chosen by Lipper. In voting to approve the renewal of each Fund's Management Agreement, the Boards considered, in particular, the following factors:

(a) The nature, extent and quality of services provided by IQ Advisors and its affiliates -- The Directors reviewed the services that IQ Advisors has provided to the Funds. The Board of each Fund considered the size, education and experience of IQ Advisors' staff, its use of technology, and the degree to which IQ Advisors exercises supervision over the actions of each Fund's subadviser. In connection with the investment advisory services provided, the Board of Directors discussed in detail with officers of IQ Advisors the management of each Fund's investments in accordance with the Fund's stated investment objective and policies and the types of transactions entered into on behalf of each Fund. During this discussion, the Directors asked detailed questions of, and received answers from, the officers of IQ Advisors regarding the implementation of each Fund's investment strategy, its efficacy and risks.

In addition to the investment advisory services provided to the Funds, the Boards of Directors considered that IQ Advisors and its affiliates also provide administrative services, stockholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements and other services necessary for the operation of the Funds. In particular, the Boards of Directors reviewed the compliance and administrative services provided to the Funds by IQ Advisors, including its oversight of each Fund's day-to-day operations and its oversight of Fund accounting. The Boards noted that IQ Advisors has an administrative, legal and compliance staff that helps ensure a high level of quality in the compliance and administrative services provided to the Funds. The Boards also considered each Fund's compliance history. Based on the presentations at the meeting and the Directors' experience as Directors of other investment companies advised by IQ Advisors, the Boards of Directors concluded that the services provided to the Funds by IQ Advisors under the Management Agreements were of a high quality and benefited the Funds.

(b) Investment performance of the Funds and IQ Advisors -- The Directors considered the history, experience, resources and strengths of IQ Advisors and its affiliates in developing and implementing the investment strategies used by each Fund. The Boards of Directors also considered the innovative nature of each Fund. The Boards noted that each Fund uses a relatively unique investment strategy and that comparisons of a Fund's investment performance to the performance of other investment companies were generally not meaningful. The Boards reviewed each Fund's investment performance and compared such performance to the performance of a relevant reference index. The Directors discussed the degree to which each Fund was achieving its investment objective, noting that each Fund had been in operation for a relatively short period of time. In particular, the Boards noted that all of the Funds generally performed as expected relative to their respective reference index and met their respective investment objectives. As a result of their discussions and review, the Directors concluded that each Fund's performance was satisfactory.


20      ENHANCED S&P 500(R) COVERED CALL FUND INC.        JUNE 30, 2006

Based on these factors, the Directors determined that IQ Advisors continued to be an appropriate investment adviser for the Funds.

(c) Cost of the services provided and profits realized by IQ Advisors and its affiliates from the relationship with the Funds -- The Directors reviewed and considered a memorandum from IQ Advisors regarding the methodology used by IQ Advisors in allocating its costs regarding the operations of the Funds and calculating each Fund's profitability (if any) to IQ Advisors and its affiliates. The Directors also reviewed and considered a report prepared by independent consultants engaged by the Directors to review and evaluate IQ Advisors' methodology in calculating profitability. After discussions with the independent consultants, who participated in the meeting, and reviewing their report, the Directors concluded that there was a reasonable basis for the allocation of costs and the determination of profitability. The Directors considered the cost of the services provided by IQ Advisors to each Fund and the revenue derived by IQ Advisors and its affiliates. The Directors discussed with representatives of IQ Advisors its general level of profitability (if any), and the profits derived by its affiliates, including MLIM, from operating the Funds. The Boards also considered the direct and indirect benefits derived by other IQ Advisors affiliates, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), from the establishment of Funds, including the underwriting arrangements relating to the initial distribution of Fund shares. The Boards considered federal court decisions discussing an investment adviser's profitability and profitability levels considered to be reasonable in those decisions. The Boards concluded that any profits made by IQ Advisors and its affiliates (including MLIM and MLPF&S) are acceptable in relation to the nature, extent and quality of services provided. The Boards also concluded that each Fund benefited from these services.

(d) The extent to which economies of scale would be realized as a Fund grows and whether fee levels would reflect such economies of scale -- The Boards considered the extent to which economies of scale might be realized if the assets of the Funds increase and whether there should be changes in the management fee rate or structure in order to enable a Fund to participate in these economies of scale. The Boards noted that, because each Fund is a closed-end fund, any increase in asset levels would have to come from the appreciation of Fund assets. The Boards also noted that each Fund, except for Dow 30(SM) Premium & Dividend Income Fund Inc. and S&P 500(R) Covered Call Fund Inc., is an interval fund that periodically allows stockholders to tender their shares to the Funds and that such tender offers reduce the amount of Fund assets. In consideration of these and other factors, the Boards determined that no changes were currently necessary to each Fund's fee structure. The Directors also discussed the renewal requirements for investment advisory agreements, and determined that they would revisit this issue no later than when they next review the investment advisory fees after the one-year renewal term of the Management Agreements.

(e) Comparison of services rendered and fees paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients -- The Directors compared both the services rendered and the fees paid under the Management Agreements to the contracts of other investment advisers with respect to other closed-end registered investment companies. In particular, the Directors evaluated each Fund's contractual fee rate for advisory and administrative services as compared to the contractual fee rate of other closed-end funds chosen by Lipper. In considering this information, the Directors took into account the relatively unique nature of the investment strategies of the Funds and the fact that the relevant peer group of funds provided by Lipper for comparison might have investment strategies and restrictions different from those of the Funds. The Boards did not consider compensation paid with respect to accounts other than registered investment companies because IQ Advisors utilizes each Fund's strategy in connection with only its registered funds. In particular, the Boards noted that each Fund's contractual management fee rate at a common asset level was lower than the median fee rate of its peer funds.

Conclusion -- No single factor was determinative to the decision of the Boards. Based on the foregoing and such other matters as were deemed relevant, all of the Directors who were present at the June 5, 2006 meeting concluded that the advisory fee rate of each Fund was reasonable in relation to the services provided by IQ Advisors to the Funds, as well as the costs incurred and benefits gained by IQ Advisors and its affiliates in providing such services, including the investment advisory and administrative components. The Boards also found the investment advisory fees to be reasonable in comparison to the fees charged by advisers to other funds of similar size. As a result, the Board of Directors of each Fund approved the Management Agreement for each Fund. The Directors were represented by independent legal counsel who assisted them in their deliberations.

"Dow 30" is a service mark of Dow Jones & Company, Inc.


        ENHANCED S&P 500(R) COVERED CALL FUND INC.        JUNE 30, 2006       21

Renewal of Current Investment Subadvisory Agreements

The Board of Directors of each Fund, currently consisting solely of Independent Directors, at a meeting held on June 5, 2006 considered and approved the renewal of the Current Investment Subadvisory Agreement of each Fund (each a "Subadvisory Agreement" and together, the "Subadvisory Agreements"). Each Subadvisory Agreement was considered separately by the relevant Fund's Directors. At each quarterly meeting of the Board of Directors, each Fund's Board receives, reviews and evaluates information concerning the services and personnel of MLIM, as subadviser to each of S&P 500(R) GEARED(SM) Fund Inc. and Small Cap Premium & Dividend Income Fund Inc., PEA Capital LLC ("PEA"), as subadviser to each of S&P 500(R) Covered Call Fund Inc. and Enhanced S&P 500(R) Covered Call Fund Inc., and Nuveen Asset Management ("Nuveen", and together with MLIM and PEA, the "Subadvisers"), as subadviser to Dow 30(SM) Premium & Dividend Income Fund Inc. While particular emphasis is placed on information concerning a Fund's investment performance at meetings at which a renewal of the Subadvisory Agreements is considered, the process of evaluating each Subadviser and the Fund's subadvisory arrangements is an ongoing one.

(a) The nature, extent and quality of services provided by each Subadviser -- The Directors reviewed the services that each Subadviser provides to each of their respective Funds. In connection with the investment subadvisory services provided to the respective Funds, the Directors discussed in detail with officers of IQ Advisors and members of each Subadviser's portfolio management team, the management of each Fund's investments in accordance with the Fund's stated investment objective and policies and the types of transactions that have been entered into on behalf of the Funds. Drawing on their collective industry experience, the Directors discussed each Fund's investment strategy with representatives from each Subadviser, including discussions regarding the premises underlying the Fund's investment strategy, its efficacy and potential risks. The Directors also considered the favorable history, reputation and background of each Subadviser and its personnel, and the substantial experience of such Subadviser's portfolio management teams. With respect to Funds subadvised by MLIM, the Directors discussed the fact that MLIM would be merging with BlackRock to form a new advisory firm and considered the potential effects such merger may have on such Funds before and after the merger. With respect to Funds subadvised by PEA, the Directors discussed the fact that it was being contemplated that PEA would be dissolved and all of its personnel and resources would be transferred to its affiliate, Oppenheimer Capital LLC. The Directors considered the potential effects such novation may have on the Funds subadvised by PEA and determined that it would not result in any change in the way in which the Funds are managed or operated and would not harm the Funds in any manner and that there would not be an assignment of the Subadvisory Agreement within the meaning of the Investment Company Act.

The Board of Directors of each Fund concluded that the services provided to the Fund by each of the Subadvisers under the Subadvisory Agreement were of a high quality and would continue to benefit the respective Funds.

(b) Investment performance of the Funds and each Subadviser -- The Board of Directors of each Fund received and considered information about the Fund's investment performance in comparison to the performance of its relative reference index and also in light of its stated investment objective and made the determinations discussed above under "Renewal of Current Investment Advisory and Management Agreements." Based on these factors, the Directors determined that each Subadviser continued to be appropriate for each of its respective Funds.

(c) Cost of the services provided and profits realized by each Subadviser from its relationship with the relevant Funds -- The Directors considered the profitability to MLIM of serving as investment subadviser to two Funds and from its relationship with IQ Advisors based on the information discussed above under "Renewal of Current Investment Advisory and Management Agreements". Based on such information, the Boards concluded that MLIM's profits are acceptable in relation to the nature, extent and quality of services provided.

The Directors noted that profitability data was not provided with respect to the unaffiliated Subadvisers of the Funds and concluded that such data was unnecessary because such subadvisory arrangements were entered into at "arm's length" between the Subadviser and IQ Advisors.

Each Fund's Board of Directors then considered the potential direct and indirect benefits to each Subadviser and its affiliates from their relationship with the Fund, including the reputational benefits from managing the Funds. The Board of Directors of each Fund concluded that the potential benefits to each Subadviser were consistent with those obtained by other subadvisers in similar types of arrangements.

(d) The extent to which economies of scale would be realized as a Fund grows and whether fee levels would reflect such economies of scale -- The Boards considered the


22      ENHANCED S&P 500(R) COVERED CALL FUND INC.        JUNE 30, 2006
extent to which economies of scale might be realized if the assets of the Funds increase and whether there should be changes in the subadvisory fee rate or structure in order to enable a Fund to participate in these economies of scale. The Directors noted that each Subadviser's fees are paid by IQ Advisors out of its fees and not by the Funds directly. The Boards noted that, because each Fund is a closed-end fund, any increase in asset levels would have to come from the appreciation of Fund assets. The Boards also noted that each Fund, except for Dow 30(SM) Premium & Dividend Income Fund Inc. and S&P 500(R) Covered Call Fund Inc., is an interval fund that periodically allows stockholders to tender their shares to the Funds and that such tender offers reduce the amount of Fund assets. The Directors also discussed the renewal requirements for subadvisory agreements, and determined that they would revisit this issue no later than when they next review the subadvisory fee after the one-year renewal term of the Subadvisory Agreements.

(e) Comparison of services rendered and fees paid to those under other subadvisory contracts, such as contracts of the same and other investment advisers or other clients -- The Boards discussed the services rendered by each Subadviser and determined that such services were consistent with those provided by subadvisers generally and sufficient for the management of the Funds. Taking into account the totality of the information and materials provided to the Boards as noted above, including the fact that the subadvisory fee for each Fund was negotiated with IQ Advisors and not payable directly by the Fund, the Boards concluded that the subadvisory fee for each Fund was reasonable for the services being rendered.

Conclusion -- No single factor was determinative to the decision of the Boards. Based on the foregoing and such other matters as were deemed relevant, all of the Directors present at the June 5, 2006 meeting concluded that the relevant subadvisory fee rate was reasonable in relation to the services provided by each Subadviser. As a result, all of the Directors approved the Subadvisory Agreement for each Fund. The Directors were represented by independent legal counsel who assisted them in their deliberations.

"GEARED" is a service mark of Merrill Lynch & Co.

Fundamental Periodic Repurchase Policy

The Board of Directors approved a fundamental policy whereby the Fund would adopt an "interval fund" structure pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended (the "1940 Act"). As an interval fund, the Fund will make annual repurchase offers at net asset value (less repurchase fee not to exceed 2%) to all Fund shareholders. The percentage of outstanding shares that the Fund can repurchase in each offer will be established by the Fund's Board of Directors shortly before the commencement of each offer, and will be between 5% and 25% of the Fund's then outstanding shares.

The Fund has adopted the following fundamental policy regarding periodic repurchases:

a) The Fund will make offers to repurchase its shares at annual (approximately 12-month) intervals pursuant to Rule 23c-3 under the 1940 Act ("Offers"). The Board of Directors may place such conditions and limitations on an Offer, as may be permitted under Rule 23c-3.

b) The repurchase request deadline for each Offer, by which the Fund must receive repurchase requests submitted by shareholders in response to the most recent Offer, will be determined by reference to the exercise date of the call spreads and written call options that comprise the Fund's transactions (as described in the Fund's prospectus) for an annual period; and will be the fourteenth day prior to such exercise date; provided, that in the event that such day is not a business day, the repurchase request deadline will be the business day subsequent to the fourteenth day prior to the exercise date of the call spreads and written call options (the "Repurchase Request Deadline").

c) The maximum number of days between a Repurchase Request Deadline and the next repurchase pricing date will be fourteen days; provided that if the fourteenth day after a Repurchase Request Deadline is not a business day, the repurchase pricing date shall be the next business day (the "Repurchase Pricing Date").

d) Offers may be suspended or postponed under certain circumstances, as provided for in Rule 23c-3.


        ENHANCED S&P 500(R) COVERED CALL FUND INC.        JUNE 30, 2006       23

[LOGO] IQ INVESTMENT
       ADVISORS                                                www.IQIAFunds.com

Enhanced S&P 500(R) Covered Call Fund Inc. seeks to provide leveraged returns on the CBOE S&P 500(R) BuyWrite Index(SM) less fees and expenses.

This report, including the financial information herein, is transmitted to shareholders of Enhanced S&P 500(R) Covered Call Fund Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge at www.IQIAFunds.com/proxyvoting.asp or upon request by calling toll-free 1-877-449-4742 or through the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.IQIAFunds.com/proxyvoting.asp; and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Enhanced S&P 500(R) Covered Call Fund Inc.
Box 9011
Princeton, NJ 08543-9011

                                                                  #IQBEO -- 6/06

Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable to this semi-annual report

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Enhanced S&P 500(R) Covered Call Fund Inc.


By: /s/ Mitchell M. Cox
    ------------------------------------------
    Mitchell M. Cox,
    Chief Executive Officer of
    Enhanced S&P 500(R) Covered Call Fund Inc.

Date: August 23, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Mitchell M. Cox
    ------------------------------------------
    Mitchell M. Cox,
    Chief Executive Officer of
    Enhanced S&P 500(R) Covered Call Fund Inc.

Date: August 23, 2006


By: /s/ Donald C. Burke
    ------------------------------------------
    Donald C. Burke,
    Chief Financial Officer of
    Enhanced S&P 500(R) Covered Call Fund Inc.

Date: August 23, 2006